Exhibit 10.34

                               MEMORANDUM TO LEASE



         Effective July 15, 1998 your [Alternative Technology Resources, Inc.] rent is reduced by $109 per month [to $5,168 per month] to reflect your move out of the computer room.



         Agreed and Accepted

         LESSOR:                                LESSEE:
         JAMES W. CAMERON, JR.,                 Alternative Technology
                                                Resources, Inc.

                                                A Delaware Corporation

         By: CLARK H. CAMERON                     By: W. ROBERT KEEN
             ----------------                        ----------------------

         Printed                                Printed
         Name: Clark H. Cameron                 Name:  W.Robert Keen
               ----------------                        -------------

         Title: Attorney in Fact                Title:  CEO

         Date:  7/15/98                         Date:  7/15/98